UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 10, 2022

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue, Second Floor, Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares representing beneficial interests in Compass Diversified Holdings	CODI	New York Stock Exchange
Series A Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR A	New York Stock Exchange
Series B Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR B	New York Stock Exchange
Series C Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 3     Securities and Trading Markets
Item 3.03    Material Modifications to Rights of Security Holders

On February 10, 2022, the board of directors (the “Board”) of Compass Group Diversified Holdings LLC (the “Company”) approved the First Amendment (the "Declassification Amendment") to the Sixth Amended and Restated Operating Agreement of the Company to declassify the Board at the annual meeting of shareholders of Compass Diversified Holdings (the “Trust”) to be held in 2022 (the "2022 Annual Meeting") and to reflect certain technical and clean-up changes to the Sixth Amended and Restated Operating Agreement. The Board is currently divided into three classes serving staggered three-year terms. Pursuant to the Declassification Amendment, at each annual meeting of shareholders of the Trust beginning in 2022, each director (other than any director appointed by the allocation member of the Company) will be elected for a term of office to expire at the next annual meeting following his or her election.
Following the Board’s approval, the Trust and Sostratus LLC, as members of the Company, entered into the Declassification Amendment, effective February 11, 2022. The Declassification Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
Section 5     Corporate Governance and Management
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
In order to effect the declassification of the Board, on February 10, 2022, each of the Company’s Class II directors, who consist of James J. Bottiglieri and Gordon Burns, and Class III directors, who consist of C. Sean Day and Larry L. Enterline, submitted his resignation from the position as a member of the Board, with such resignation to be effective immediately prior to the 2022 Annual Meeting, at which time such directors would stand for election for a one-year term at the 2022 Annual Meeting. Such resignations from the Board, which did not result from any disagreement with the Company on its operations, policies or practices, were submitted solely to facilitate the declassification of the Board at the 2022 Annual Meeting because these Class II and III directors’ terms would not yet have expired at the 2022 Annual Meeting.
Section 5     Corporate Governance and Management
Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth in Item 3.03 above is incorporated herein in its entirety.
Section 9     Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits.

Exhibit Number	Description

3.1	First Amendment to the Sixth Amended and Restated Operating Agreement of the Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2022	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2022	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Chief Financial Officer